BORROWINGS	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(US$ MILLIONS)	Business services	Infrastructure services	Industrials	Total borrowings
2020	$268	$513	$386	$1,167
2021	113	346	409	868
2022	522	608	297	1,427
2023	135	720	264	1,119
2024	1,364	484	1,099	2,947
Thereafter	264	3,293	11,807	15,364
Total - Principal repayments	$2,666	$5,964	$14,262	$22,892
Total - Deferred financing costs and other	$(45)	$(104)	$(344)	$(493)
Total - December 31, 2019	$2,621	$5,860	$13,918	$22,399
Total - December 31, 2018	$1,228	$5,748	$3,890	$10,866

(a)     Corporate borrowings
As at December 31, 2019, corporate borrowings included the credit agreement with Brookfield (“Brookfield Credit Agreements”), as described in Note 1(b)(iii) which comprises of one revolving credit facility that permits borrowings of up to $500 million for purposes of funding acquisitions and investments. As at December 31, 2019, the credit facility under the Brookfield Credit Agreements remain undrawn.
The partnership has bilateral credit facilities across a diverse group of banks with aggregate borrowing capacity of $1,575 million. Advances under the facilities are available in Euros, Sterling, Australian, U.S. and Canadian dollars, and advances bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers’ acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The facilities are used for general corporate purposes. As at December 31, 2019, the facility remains undrawn and the partnership was in compliance with all covenants.
(b)     Non-recourse borrowings in subsidiaries of the partnership
Total borrowings as at December 31, 2019 were $22,399 million (December 31, 2018: $10,866 million). The increase of $11,533 million compared to December 31, 2018 is primarily attributable to debt financing, such as revolving lines of credit, term loans and debt securities, secured for the acquisitions of Clarios and Healthscope in the second quarter of 2019. This increase is partially offset by the dispositions of BGIS and BGRS, debt repayments at GrafTech, and other regular amortization and revolver paydowns.
Some of the partnership’s businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership’s consolidated statements of cash flow.
The partnership has credit facilities within its operating businesses with major financial institutions. The credit facilities are primarily composed of revolving and term operating facilities with variable interest rates. In certain cases, the facilities may have financial covenants which are generally in the form of interest coverage ratios and leverage ratios.
Our operations are currently in compliance with or have obtained waivers related to all material covenant requirements of their term loans and credit facilities.
The weighted average interests rates and terms of borrowings are as follows:

	Weighted average rate		Weighted average term		Consolidated
	2019	2018	2019	2018	2019	2018
Business services	5.8%	5.1%	4.3	2.5	$2,621	$1,228
Infrastructure services	5.2%	6.2%	5.2	6.1	5,860	5,748
Industrials	5.7%	7.3%	6.3	6.7	13,918	$3,890
Total	5.5%	6.5%	5.7	5.9	$22,399	$10,866

Borrowings by currency are as follows:

(US$ MILLIONS, except as noted)	December 31, 2019	Local currency	December 31, 2018	Local currency
Australian dollars	$1,264	1,801	$5	7
British pounds	10	8	33	26
U.S. dollars	15,436	15,436	8,605	8,605
Canadian dollars	772	1,003	786	1,073
Euro	3,578	3,546	264	231
Brazilian reais	1,330	5,362	1,135	4,399
Other	9	7	38	175
Total	$22,399		$10,866